UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 16, 2020
AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Iowa	001-31911	42-1447959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6000 Westown Parkway
West Des Moines, IA 50266
(Address of principal executive offices and zip code)
(515) 221-0002
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $1	AEL	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 5.95% Fixed-Rate Reset Non-Cumulative Preferred Stock, Series A	AELPRA	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 6.625% Fixed-Rate Reset Non-Cumulative Preferred Stock, Series B	AELPRB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant's Certifying Accountant
The Audit Committee (the “Audit Committee”) of the Board of Directors of American Equity Investment Life Holding Company (the “Company”) conducted a competitive selection process to select a firm to serve as the Company's independent registered public accounting firm for the Company’s fiscal year ending December 31, 2021. The Audit Committee invited three national independent registered public accounting firms to participate in this process.
Following review of proposals, on November 16, 2020, the Audit Committee selected Ernst & Young LLP (“EY”) as the Company's independent registered public accounting firm for the Company’s fiscal year ending December 31, 2021, subject to completion of EY’s standard client acceptance procedures and execution of an engagement letter. KPMG LLP (“KPMG”), the Company’s current independent registered public accounting firm, will continue as the Company’s independent registered public accounting firm through the filing of the Company’s Form 10-K for the year ending December 31, 2020.
The audit reports of KPMG on the Company's consolidated financial statements for the fiscal years ended December 31, 2019 and 2018 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the fiscal years ended December 31, 2019 and 2018, and the subsequent interim periods through November 16, 2020, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to KPMG’s satisfaction would have caused KPMG to make reference thereto in its reports on the Company's consolidated financial statements for such years; and (ii) there were no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.
The Company has requested that KPMG furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of KPMG’s letter, dated November 20, 2020, is filed as Exhibit 16.1 to this Form 8-K.
During the fiscal years ended December 31, 2019 and 2018 and the subsequent interim period through November 16, 2020, neither the Company nor anyone acting on its behalf consulted with EY regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or internal control over financial reporting, and neither a written nor oral advice was provided to the Company by EY that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; (ii) any matter that was either the subject of a disagreement within the meaning of Item 304(a)(2)(i) of Regulations S-K and the related instructions to Item 304 of Regulations S-K; or (iii) any reportable event within the meaning of Item 304(a)(2)(ii) of Regulation S-K.
Item 9.01.  Financial Statements and Exhibits
(d)    Exhibits
The following exhibits are being furnished with this Form 8-K.

Exhibit Number	Description
16.1	Letter from KPMG LLP to the Securities and Exchange Commission dated November 20, 2020
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 20, 2020

AMERICAN EQUITY
INVESTMENT LIFE HOLDING COMPANY

By:	/s/ Renee D. Montz
Renee D. Montz
Executive Vice President, General Counsel and
Corporate Secretary